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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1994 incorporated by reference and included in Kuhlman Corporation's Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.

                                          ________/S/ ARTHUR ANDERSEN LLP_______
                                                   ARTHUR ANDERSEN LLP

Louisville, Kentucky
March 15, 1995